UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report October 6, 2003
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                     0-14273                84-0868815
        --------                     -------                ----------
       (State of                   (Commission            (IRS Employer
     incorporation)                File Number)         Identification No.)


                    112 East Main Street, Frankfort, KY 40601
               --------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716





        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

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ITEM 5. OTHER EVENTS

On October 6, 2003 the Company filed the press release at Exhibit 99.1 announcing it has retained Windsor Group.


(c)  Exhibits

     99.1  Press Release dated October 6, 2003





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


October 7, 2003                 /s/ Fred Beisser
                                ----------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

EXHIBIT INDEX



Exhibit 99.1      Press Release, October 6, 2003